BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Transition Application

FORM 43
BUSINESS CORPORATIONS ACT
Section 437

FILING DETAILS:	*Transition Application for:* **TERYL GOLD INC.**
Filed Date and Time:	**September 15, 2004 10:51 AM Pacific Time**
Transition Date and Time:	**Transitioned on September 15, 2004 10:51 AM Pacific Time**

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	**Name of Company:**
BC0210187	TERYL GOLD INC.

NOTICE OF ARTICLES

Name of Company:

TERYL GOLD INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Delivery Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Delivery Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LORETTE, JENNIFER

Mailing Address:
1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Delivery Address:
1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Last Name, First Name, Middle Name:
VAN OORD, MONIQUE

Mailing Address:
1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Delivery Address:
1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Last Name, First Name, Middle Name:
ROBERTSON, SUSANNE M.

Mailing Address:
4040 AMUNDSEN PLACE
RICHMOND BC V7C 4L8
CANADA

Delivery Address:
4040 AMUNDSEN PLACE
RICHMOND BC V7C 4L8
CANADA

Last Name, First Name, Middle Name:
ROBERTSON, JOHN G.

Mailing Address:
1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Delivery Address:
1103-11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	5,000,000	Preferred Shares	With a Par Value of 1.00 Canadian Dollar(s) each With Special Rights or Restrictions attached

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 15, 2004 10:51 AM Pacific Time

Incorporation Number: **BC0210187**

Recognition Date: Incorporated on May 23, 1980

NOTICE OF ARTICLES

Name of Company:

TERYL GOLD INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Delivery Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Delivery Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LORETTE, JENNIFER

Mailing Address:	**Delivery Address:**
1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA	1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA

Last Name, First Name, Middle Name:
VAN OORD, MONIQUE

Mailing Address:	**Delivery Address:**
1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA	1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA

Last Name, First Name, Middle Name:
ROBERTSON, SUSANNE M.

Mailing Address:	**Delivery Address:**
4040 AMUNDSEN PLACE RICHMOND BC V7C 4L8 CANADA	4040 AMUNDSEN PLACE RICHMOND BC V7C 4L8 CANADA

Last Name, First Name, Middle Name:
ROBERTSON, JOHN G.

Mailing Address:	**Delivery Address:**
1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA	1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	5,000,000	Preferred Shares	With a Par Value of 1.00 Canadian Dollar(s) each With Special Rights or Restrictions attached